Subsequent Events	12 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 33 – Subsequent Events

1.	Kenon

A.
Kenon distributed, by way of a capital distribution, an aggregate amount of $665 million, or $12.35 per share, to Kenon’s shareholders on March 22, 2018. The share capital and total equity of Kenon will be reduced by $665 million in 2018 (See Note 22).

B.	On January 2, 2018, Kenon fully repaid the loan from IC for a total amount of $242 million (including the interest accrued).

2.	Qoros

A.
On January 8, 2018 Kenon announced that approvals for the ownership changes in Qoros had been obtained from the relevant office of the Chinese Ministry of Commerce and the new shareholding structure was registered with the relevant regulatory authority. As a result, the Baoneng group owns 51% of Qoros, and Kenon and Chery’s equity interest in Qoros is 24% and 25% respectively.

The investment is based on an RMB6.5 billion pre-investment valuation of Qoros (approximately $1 billion), excluding RMB1.89 billion (approximately $290 million) of existing shareholder loans.

The Investment Agreement provides for total funding by the Investor of RMB6.63 billion, of which RMB6.5 billion will be ultimately invested in Qoros’ equity and RMB130 million (approximately $20 million) of the Investment will be paid to Kenon. In addition, Qoros will be required to repay outstanding shareholder loans to each of Kenon and Chery in the principal amount of RMB944 million (approximately $145 million).

As part of the Investment Agreement, Kenon has a put option to sell its remaining interest in Qoros to the Baoneng group for total consideration of RMB3.12 billion (approximately $480 million), exercisable in two stages. The Baoneng group has an option exercisable over the next two years to increase its stake to 67% by investing further directly into Qoros

As a result of the transaction, Kenon will recognise an estimated gain on dilution of approximately $286 million in its financial statements in the first half of 2018.

Kenon will also value its put option and record that value in its financial statements in the first quarter of 2018. The valuation of the put is in progress and no estimate can currently be given.

Any changes in the equity holdings of Qoros as among Kenon, Chery and Baoneng Group, including as a result of exercising the put option or investment right, will result in adjustments to the respective parties’ pro rata obligations under the Qoros’ bank guarantees and pledges.

3.	IC Power

A.
Overseas Investment Peru S.A.

On January 3, 2018, Overseas Investment Peru S.A. fully prepaid its $100 million loan with Credit Suisse with an original maturity in February 2019. The amount paid was $101 million, which include the capital and the interest accrued as of the date of payment.

B.	OPC Hadera, Israel

On January 10, 2018, an application was filed with the Tel Aviv-Jaffa District Court for the approval of a derivative claim by a shareholder of ORL against former directors of ORL, which include OPC Energy Ltd., OPC Rotem, OPC Hadera, Israel Chemicals Ltd., as well as against the Israel Corporation Ltd.

The subject of the request is the gas purchase transactions of ORL, Israel Chemicals Ltd., OPC Rotem and OPC Hadera (hereinafter - the "Group Companies"), including their inter-company aspects, including: (1) a transaction of the Group Companies for the purchase of natural gas from Tamar Partners; and (2) transactions of the Group Companies for the purchase of natural gas from Energean.

As for the transaction with Energean, the plaintiff contends that beyond the Group's transaction with a third party (i.e., Energean), a transaction is required among the Group Companies themselves regarding the distribution of the economic benefits achieved in the joint negotiations in a manner that suits the purchasing and bargaining power of each of the group companies.

The plaintiff contends that the alleged absence of such an inter-company transaction (or the alleged absence of a proper procedure regarding the distribution of the benefit) discriminates against ORL (the inter-company dimension is not at market conditions) and ORL does not receive its share in the economic benefits due to its large purchasing power and its contribution to the negotiations with Energean (inter alia, in view of the fact that the transaction was made at similar prices for the Group Companies.)

The main remedies for which the plaintiff is petitioning in relation to the Energean deal are a number of declarative and financial measures, and inter alia, an inter-company process that will reflect the differences in purchasing power between the companies.

With respect to the Tamar transaction, the petitioner claims that the Tamar transaction was not approved by ORL as required and additional claims regarding this transaction, including the question of its being beneficial to ORL and at market conditions; with respect to the Tamar transaction, declaratory remedies and compensatory remedies were requested from ORL and/or the refund of the amounts of the benefits that the OPC Hadera and the other parties to the transaction allegedly received, at the expense of ORL, with an additional coefficient petitioned. OPC Hadera is currently unable to determine the financial impact.

C.	IC Power Asia Development Ltd. (“ICPAD”) – Investment treaty agreement

IC Power Asia Development Ltd. (hereinafter ICPAD) has instituted a claim against the Government of Guatemala in respect of tax payments made by ICPAD's former subsidiaries DEORSA and DEOCSA which entities were sold as part of the sale of the Latin American and Caribbean businesses.

On February 20, 2018, ICPAD filed a claim against the government of Guatemala under the Agreement between the Government of the State of Israel and the Government of the Republic of Guatemala for the Reciprocal Promotion and Protection of Investments, or the Treaty, seeking restitution on the basis that the government of Guatemala has breached several of its obligations of treatment towards Israeli investors under the Treaty. ICPAD is seeking damages for the taxes paid by former subsidiaries DEORSA and DEOCSA and related costs and expenses, including interest on the taxes paid.